Supplement Dated February 13, 1997 to the Prospectus and Statement of Additional Information of the JWB Aggressive Growth Fund


The Prospectus (the "Prospectus") and Statement of Additional Information ("Statement of Additional Information") dated August 31, 1996 of the JWB Aggressive Growth Fund (the "Fund") are supplemented as of February 13, 1997 as follows:

Page 4 of the Prospectus is revised to include the following:

OPTIONS ON SECURITIES. The Fund may write (i.e. sell) covered put and call options and purchase put and call options on securities that are traded on United States exchanges or in the over-the-counter markets. Such options can include long-term options with a duration of up to three years. The value of the underlying securities on which options may be written at any one time will not exceed 10% of the net assets of the Fund.

RISK FACTORS. Although not normally anticipated to be widely employed, the Fund may use these techniques to increase or decrease its exposure to the effects of changes in security prices, or other factors that affect the value of the Fund's portfolio. Options may fail as hedging techniques in cases where the price movements of the securities underlying the options do not follow the price movements of the portfolio securities subject to the hedge. These techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. These techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Page 6 is revised to include the following:

From time to time, the Adviser and the Administrator may waive receipt of its fees and/or voluntarily assume certain fund expenses, which would have the effect of lowering the Fund's expense ratio, as the case may be, and increasing yield to investors at the time such amounts are waived or assumed, as the case may be. The Fund will not be required to pay the Adviser or Administrator for any amounts it may waive, nor will the Fund be required to reimburse the Adviser or Administrator for any amounts assumed during a previous fiscal year. Currently the Fund has limited expenses to an amount of 2.35% of the average net assets of the Fund. The Fund will not accrue as an expense in any given year any portion of the Manager's fee that has not been paid in such year, or any expenses that have not been reimbursed.